Exhibit 99.10

FIDELITY NATIONAL INFORMATION SERVICES, INC.

(F/K/A CERTEGY INC.)

NON-QUALIFIED STOCK OPTION AGREEMENT

[PARTICIPANT]

Number of Shares:

Option Price:  $

Date of Grant:                 , 2006

THIS AGREEMENT is entered into as of the above Date of Grant, by and between Fidelity National Information Services, Inc. (f/k/a/ Certegy Inc.), a Georgia corporation (the “Company”), and the above-named Participant (“Participant”).  This Agreement is subject to the provisions of the Amended and Restated Certegy Inc. Stock Incentive Plan, as it may be amended from time to time (the “Plan”) and, unless defined in this Agreement, all terms used in this Agreement have the same meanings given them in the Plan.

1.                                       Grant of Option.  The Company on the “Date of Grant” granted to Participant (subject to the terms of the Plan and this Agreement) the right to purchase from the Company all or part of the Number of Shares stated above (the “Option”).  This Agreement is not intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.                                       Basic Terms and Conditions.  The Option is subject to the following basic terms and conditions:

(a)                                  Expiration Date.  Except as otherwise provided in this Agreement, the Option will expire eight (8) years from the Date of Grant (the “Expiration Date”).

(b)                                 Exercise of Option.  Except as provided in subparagraph 2(e) or paragraph 3, the Option shall be exercisable with respect to one-fourth of the Number of Shares subject to this Option on each of the first three anniversaries of the Date of Grant so that this Option shall be fully exercisable on the third anniversary of the Date of Grant, provided (i) the Participant remains employed by the Company or a Subsidiary, (ii) subject to the provisions of subparagraph 2(e)(ii), the Participant terminates employment by reason of Retirement (as defined in subparagraph 2(e)(ii)), or (iii) prior to the third anniversary of the Date of Grant, the Company terminates the Participant’s employment other than for Cause (as defined in paragraph 4).  Once exercisable, in whole or part, the Option will continue to be so exercisable until the earlier of the termination of Participant’s rights under subparagraph 2(e) or paragraph 3, or the Expiration Date.  The Option may be exercised in one or more exercises, provided that each exercise must be for a multiple of twenty-five (25) shares (e.g., 25 shares, 50 shares, 100 shares), up to the full number for which the Option is then exercisable, unless the Number of Shares then exercisable is less than twenty-five (25), in which case the Option may be exercised for that lesser Number of Shares.

(c)                                  Method of Exercise and Payment for Shares.  In order to exercise the Option, Participant must give written notice in a manner prescribed by the Company from time to time, together with payment of the Option Price to the Company’s Stock Option Administrator at the Company’s principal executive offices, or as otherwise directed by the Administrator.  The Date of Exercise will be the date of receipt of the notice or any later date specified in the notice.  Participant must pay the Option Price (i) in cash or a cash equivalent acceptable to the Committee, or (ii) in the Committee’s discretion, by the surrender (or attestation to ownership) of shares of Common Stock (held by Participant for at least six (6) months) with an aggregate Fair Market Value (based on the closing price of a share of Common Stock as reported on the New York Stock Exchange composite index on the Date of Exercise) that is not less than the Option Price, or by surrender of property described in and subject to the conditions provided in Section 4(d) of the Plan, or (iii) by a combination of cash and such shares.  Payment of the Option Price may be deferred in the discretion of the Committee to accommodate proceeds of sale of some or all of the shares to which this grant relates.

If at exercise, Participant is not in compliance with the Company’s minimum stock ownership guidelines then in effect for Participant’s job grade or classification, if any, Participant will not be entitled to exercise the Option using a “cashless exercise program” of the Company (if then in effect), unless the net proceeds received by Participant from that exercise consist only of shares of Company stock, and Participant agrees to hold all those shares for at least one (1) year.

(d)                                 Transferability.

(i)                                     Except as provided in (d)(ii) below, Participant’s rights under this Agreement are non-transferable except by will or by the laws of descent and distribution, in which case all of Participant’s remaining rights under this Agreement must be transferred undivided to the same person or persons.  During Participant’s lifetime, only Participant (or Participant’s legal representative if Participant is incompetent) may exercise the Option.

(ii)                                  Participant is permitted to transfer the Option to Participant’s Immediate Family, subject to and in accordance with Section 7(c) of the Plan, provided that any such transfer may be made only in multiples of Options for 1,000 Shares (or, if less, the number of Options that remain subject to this grant).

(e)                                  Termination of Employment.  Except as provided in subparagraphs (i), (ii), (iii) or (iv) below, or paragraph 3, the Option is not exercisable after termination of Participant’s employment with the Company or a Subsidiary.

(i)                                     Termination Without Cause.  Except as provided in paragraph 3 below, if Participant’s employment is terminated by the Company for any reason other than for Cause within three years of the Date of Grant, then the entire Number of Shares represented by the Option which have not yet been exercised will become immediately vested and exercisable.  Except as provided in subsection 2(e)(iv) below, Participant will continue to have the right to exercise the Option with respect to the entire Number of Shares until the earlier of the last day of the twelve (12) month period commencing on the date of termination of employment or the Expiration Date.

(ii)                                  Retirement.  Except as provided in paragraph 3 below, if the termination of Participant’s employment results from Participant’s Retirement (as defined below), then Participant will continue to have the right to exercise the Option with respect to that portion of the Number of Shares for which the Option was vested and exercisable on the last date of Participant’s active employment and the remaining portion shall be cancelled.  Except as provided in subparagraph 2(e)(iv) below, that right will continue until the earlier of the last day of the twelve (12) month period following the last date of Participant’s active employment or the Expiration Date; provided that Participant shall remain available after Retirement to provide reasonable consulting services to the Company and provided, further, that if the Participant commences new employment with a competitor of the Company, engages in solicitation of the Company’s employees, customers or suppliers, or discloses the Company’s confidential information or trade secrets (any of such conduct to be determined by the Committee in its sole discretion, in good faith and after reasonable investigation), the Option, whether vested or unvested, will immediately terminate.

“Retirement” means Participant’s termination of employment with the Company or a Subsidiary (other than by the Company or a Subsidiary for Cause) at a time when Participant is eligible for immediate payment of benefits under Participant’s applicable defined benefit retirement plan, if any, or in the absence of an applicable defined benefit retirement plan, as determined by the Committee.

(iii)                               Disability.  Except as provided in paragraph 3, if the termination of Participant’s employment results from Participant’s total and permanent disability, confirmed by the statement of a licensed physician chosen or approved by the Committee, then Participant will continue to have the right to exercise the Option with respect to that portion of the Number of Shares for which the Option was vested and exercisable on the last date of

Participant’s active employment and the remaining portion shall be cancelled.  Except as provided in subparagraph 2(e)(iv) below, that right will continue until the earlier of the last day of the twelve (12) month period following the last date of Participant’s active employment or the Expiration Date.

(iv)                              Death.  Except as provided in paragraph 3 below, if the termination of Participant’s employment results from Participant’s death, then Participant’s estate, or the person(s) to whom Participant’s rights under this Agreement pass by will or the laws of descent and distribution, will have the right to exercise the Option with respect to that portion of the Number of Shares for which the Option was vested and exercisable on the date of Participant’s death and the remaining portion shall be cancelled.  That right will continue until the earlier of the last day of the twelve (12) month period following Participant’s death or the Expiration Date.

If Participant dies following termination of employment and prior to the expiration of any remaining period during which the Option may be exercised in accordance with subparagraphs (i), (ii) or (iii) above, or paragraph 3, the remaining period during which the Option will be exercisable (by Participant’s estate, or the person(s) to whom Participant’s rights under this Agreement pass by will or the laws of descent and distribution) will be the greater of (a) the remaining period under the applicable subparagraph or paragraph referred to above, or (b) six (6) months from the date of death; provided that under no circumstances will the Option be exercisable after the Expiration Date.

3.                                       Change in Control.

(a)                                  If a Change in Control of the Company occurs while Participant is employed by the Company or a Subsidiary, then the entire Number of Shares represented by the Option which have not yet been exercised will become immediately vested and exercisable.  The Committee, in its discretion, may terminate the Option, provided that at least 30 days prior to the Change in Control, the Committee notifies the Participant that the Option will be terminated and provides the Participant, at the election of the Committee, (i) the right to receive immediately a cash payment in an amount equal to the excess, if any, of (A) the Market Value per Share on the date preceding the date of surrender, of the shares subject to the Option or portion of the Option surrendered, over (B) the aggregate purchase price for such Shares under the Option; or (ii) the right to exercise all Options (including the Options vested as a result of the Change in Control) immediately prior to the Change in Control.

(b)                                 If the Option remains outstanding after the Change in Control and if Participant’s employment with the Company or a Subsidiary terminates thereafter other than as a result of a termination by the Company or a Subsidiary for Cause, then Participant (or, if applicable, Participant’s estate or the person(s) to whom

Participant’s rights under this Agreement pass by will or the laws of descent and distribution) will have the right to exercise the Option.  Except as provided in Section 2(e)(iv) above, that right may be exercised until the earlier of the last day of the twelve (12) month period following the termination of Participant’s employment or the Expiration Date.

4.                                       Termination for Cause.  For purposes of this Agreement, the term “Cause” shall have the same meaning as the definition of “Cause” under any employment agreement in effect between the Company and Participant immediately prior to the termination of the Participant’s employment with the Company.  If no such employment agreement is in existence at the time of such termination or if “Cause” is not defined in such employment agreement, then termination for “Cause” means termination as a result of (a) the willful and continued failure by Participant to substantially perform his or her duties with the Company (other than a failure resulting from Participant’s incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Participant by his or her superior officer which specifically identifies the manner the officer believes that Participant has not substantially performed his or her duties, or (b) Participant’s willful misconduct which materially injures the Company, monetarily or otherwise.  For purposes of this paragraph, Participant’s act, or failure to act, will not be considered “willful” unless the act or failure to act is not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company.

5.                                       Cancellation and Rescission of Option.

(a)                                  If, at any time during the period that this Option is or may yet become exercisable in whole or in part, or at any time within twelve (12) months prior to, or after, Participant’s termination of employment with the Company, a Participant engages in any “Detrimental Activity” (as defined in subsection (b) below), the Committee may, notwithstanding any other provision in this Agreement to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit this Option as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Agreement or any other agreement.  Without limiting the generality of the foregoing, Participant shall also pay to the Company any gain realized by the Participant from exercising all or any portion of the Option hereunder during a period beginning twelve (12) months prior to the date on which Participant enters into such Detrimental Activity.

(b)                                 For purposes of this Agreement, “Detrimental Activity” shall mean and include any of the following: (i) engaging in any commercial activity in competition with any part of the business of the Company; (ii) diverting or attempting to divert from the Company business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors; (iii) making, or causing or attempting to cause any other person to make, any statement, either written or oral, or conveying any information about the  Company which is disparaging or which in any way reflects negatively upon the Company; (iv) engaging in any other activity that is inimical, contrary or harmful to the interests of the Company, including influencing or advising any person who is employed by or in the service of the Company to leave such employment or service to compete with the Company or to enter into the employment or service of any actual or prospective competitor of the Company, or influencing or advising any competitor of the Company to employ or to otherwise engage the services of any person who is employed by the Company or in the service of the Company, or improperly disclosing or otherwise misusing any confidential information regarding the Company; or (v) the refusal or failure of a Participant to provide, upon the request of the Company, a certification, in a form satisfactory to the Company, that he or she is in full compliance with the terms and conditions of the Plan.

Should any provision of this Paragraph 5 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Paragraph 5, but, rather, the Plan and this Agreement shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

6.                                       Fractional Shares.  Fractional shares will not be issued, and when any provision of this Agreement otherwise would entitle Participant to receive a fractional share, that fraction will be disregarded.

7.                                       No Right to Continued Employment.  This Agreement does not give Participant any right to continued employment by the Company or a Subsidiary, and it will not interfere in any way with the right of the Company or a Subsidiary to terminate Participant’s employment at any time.

8.                                       Adjustments in Capital Structure.  The terms of this Option will be adjusted as the Committee determines in its sole discretion is equitably required to prevent dilution or enlargement of the rights of Participant in accordance with Section 8 of the Plan.

9.                                       Governing Law.  The Agreement is governed by the laws of the State of Florida.

10.                                 Conflicts.  If provisions of the Plan and the provisions of this Agreement conflict, the Plan provisions will govern.

11.                                 Participant Bound by Plan.  Participant acknowledges receiving a summary of the Plan, which provides that upon request a copy of the Plan will be provided to the Participant free of charge, and agrees to be bound by all the terms and provisions of the Plan.  Capitalized terms used in this Agreement and not defined herein shall have the definitions given to them in the Plan.

12.                                 Binding Effect.  Except as limited by the Plan or this Agreement, this Agreement is binding on and extends to the legatees, distributes, and personal representatives of Participant and the successors of the Company.

13.                                 Taxes.  Under procedures established by the Committee, the Company may withhold from Common Stock delivered to the Participant sufficient shares of Common Stock (valued as of the Date of Exercise) to satisfy required federal, state and local withholding and employment taxes, or the Participant will pay or deliver to the Company cash or Common Stock (valued as of the Date of Exercise) in sufficient amounts to satisfy these obligations.  The Company shall not, however, withhold any amount in excess of the minimum required amount.

14.                                 Transfer of Data.  In order to effectively administer the Company’s global compensation and benefit programs, we may transfer personal data from your Company employment file to a centralized repository controlled by the Company in the United States of America.  Your personal data in the repository will be used solely for internal Company purposes.  You may examine your employee information file should you wish to do so.  By signing this agreement, you provide your consent to this transfer and use of this data.

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Company and Participant have signed this Agreement effective as of the Date of Grant.

FIDELITY NATIONAL INFORMATION SERVICES INC.	PARTICIPANT

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